Exhibit 10.11

                        FEDERAL HOME LOAN BANK OF BOSTON
                              BOSTON, MASSACHUSETTS

        AGREEMENT FOR ADVANCES, COLLATERAL PLEDGE, AND SECURITY AGREEMENT

The undersigned Member (the Member) does, from time to time make applications to the Federal Home Loan Bank of Boston (the Bank) for advances of funds, Letters of Credit, Interest Rate Swap Agreements and other extensions of credit and services (collectively "advances"). The Member agrees, therefore, in consideration of making of any advance by the Bank, as follows:

1. To repay, according to the terms and conditions as indicated on the records of the Bank and communicated to the Member in writing, the principal sum of all advances made by the Bank, to the Bank at its office in the City of Boston, Massachusetts, or at such other place as the Bank may from time to time appoint in writing. It is further agreed that the undersigned Member will abide by all other terms and conditions as set forth in the Bank's Statement of Credit Policy as amended from time to time and communicated to the Member in writing.

2. To pay interest on the daily unpaid balances of each advance, and to pay all fees and charges payable in connection with each advance according to the terms and conditions as indicated on the records of the Bank and communicated to the Member in writing. In the event that any payment on or in connection with an advance is not made by the Member when due, the Bank may without notice to the Member apply any deposits, credits or monies of the Member then in the possession of the Bank to such due and payable amounts. All payments with respect to advances shall be applied first to any fees of charges applicable thereto, then to interest due thereon and then to any principal amount hereof that is then due and payable. Past due principal and interest, shall bear interest at a rate per annum equal to the higher of one (1) percentage point higher than the highest rate of interest currently being charged by the Bank on any advance or one (1) percentage point higher than the contract rate. Any prepayment fees or charges for which provision is made with respect to any advance that is now or hereafter outstanding shall be payable at the time of any voluntary or involuntary payment of the principal of such advance prior to the originally scheduled maturity thereof, including without limitation payments that are made as a part of a liquidation of the Member or that become due as a result of an acceleration pursuant to the terms hereof, whether such payment is made by the Member, by a conservator, receiver, liquidator or trustee of or for the Member, or by any successor to or assignee of the Member.

3. To furnish to the Bank from time to time a certified copy of a resolution of its Board of Directors or other governing body authorizing one or more individuals as the Member shall select to apply for advances from the Bank. Unless the Bank shall be otherwise notified in writing, the Bank may honor applications made by any one of such individuals other than in writing, but in any such event, the Member shall confirm such application for advance in writing on forms furnished by the Bank. The Member shall forever be estopped to deny its obligation to repay such advance whether or not an application in writing is ever received by the Bank provided the advance is made in good faith by the Bank on the request of any one such individual. Member agrees that the Bank shall have no obligation to make advances hereunder.

4. As collateral security for any and all advances and other indebtedness now or hereafter outstanding of the Member to the Bank, including without limitation, all obligations of the Member hereunder and all other liabilities of the Member to the Bank, the Member hereby assigns, transfers and pledges, to the Bank, and grants to the Bank a security interest in, all of the following property that is now or hereafter owned by the Member (collectively, the "Collateral"):

      (a} all of the Member's capital stock in the Bank and all payments which have been or hereafter are made on account of subscriptions to and all unpaid dividends on such capital stock;

                                                                    F.H.L.B.
                                                                   MAR 23 2000
                                                                   Donna Salem
                                                                   AUDIT DEPT.

12. This Agreement shall apply to existing and future advances and shall remain in full force and effect until terminated by written notice by the Member or by the Bank, provided that any such termination shall not terminate or impair the terms of this Agreement as to all advances and loans outstanding hereunder at the time of such termination or to help pledge of Collateral hereunder.

IN WITNESS WHEREOF, the Member, by authority of its Board of Directors or governing body, has caused this Agreement to be executed by its duly authorized officers on this 19th day of February, 1998.


Executed as a sealed instrument      The First National Bank of Ipswich
                                     -------------------------------------------
                                              (Member Institution)

(Affix Corporate Seal)               Ipswich, Massachusetts
                                     -------------------------------------------
                                                   (Location)

                                     By /s/ Randy Collum    Assistant Controller
                                        ----------------------------------------
                                        (Signature)               (Title)

State of Massachusetts

County of Essex                         February 19              ,    1998
                                     ----------------------------       ----
                                               (Date)

      Then personally appeared the above named    Randy Collum
                                               -------------------
                                                   (Individual)

and acknowledged the foregoing instrument to be the free act and deed of

The First National Bank of Ipswich, before me,
----------------------------------
      (Member Institution)

                                     /s/ Linda K. Beaupareant
                                     -------------------------------------------
                                                 Notary Public


(Affix Notary's Seal)                My commission expires Mar. 30, 2001

06-93

                                                                      F.H.L.B.
                                                                     MAR 23 2000
                                                                     AUDIT DEPT.

FHLBBoston                                      FEDERAL HOME LOAN BANK OF BOSTON

                                                         DELEGATION OF AUTHORITY

                                PURSUANT TO THE FEDERAL HOME LOAN BANK OF BOSTON
      BLANKET RESOLUTION FOR ADVANCES, LETTERS OF CREDIT AND INTEREST RATE SWAPS

Pursuant to the authority vested in me by a Resolution adopted at a meeting of the Board of Directors of

First National Bank of Ipswich ("Institution") adopting the Federal Home Loan
------------------------------
        (Institution)

Bank of Boston ("Bank") Blanket Resolution for Advances, Letters of Credit and Interest Rate Swaps duly held on September 23, 1999 at which a quorum was
                                 ------------------
                                        (Date)

present and acting throughout, I hereby designate the individuals listed below, each of whom holds the position indicated opposite his/her name, to act for and on behalf of said Institution in any of its business with the Bank, within the authority prescribed in the Resolution. Further, I hereby certify that the signatures set forth above each typed name are the true and genuine signatures of said individuals.

President & C.E.O.                        /s/ Donald P. Gill
-------------------------------------     --------------------------------------
              (Title)                                 (Signature)

                                          Name typed: Donald P. Gill


Vice President, Finance                   /s/ John Doherty
-------------------------------------     --------------------------------------
              (Title)                                 (Signature)

                                          Name typed: John Doherty


Financial Analyst                         /s/ Deborah Luciano
-------------------------------------     --------------------------------------
              (Title)                                 (Signature)

                                          Name typed: Deborah Luciano


Senior Accountant                         /s/ Sean Regan
-------------------------------------     --------------------------------------
              (Title)                                 (Signature)

                                          Name typed: Sean Regan

All previous delegations of authority are hereby rescinded. This authorization shal1 continue in effect until receipt by the Bank of written notice of its amendment or revocation.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of June, 2003.

                                          /s/ Michael J. Wolnik
                                          ----------------------------
                                          By: Michael J. Wolnik
                                          Title: Senior Vice President & C.F.O.